UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2026

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Crexendo, Inc.
(Exact Name of Registrant as Specified in Its Charter)

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Nevada	001-32277	87-0591719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 W. Washington Street, Tempe, AZ 85288

(Address of Principal Executive Offices) (Zip Code)

(602) 714-8500

(Registrant’s Telephone Number, Including Area Code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CXDO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K (this “Amendment”) amends the Current Report on Form 8-K filed by Crexendo, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on March 1, 2026 (the “Original Form 8-K”) to provide the information required by Items 9.01(a) and (b) of Form 8-K related to the completion of the previously announced acquisition (the “Acquisition”) of one hundred percent (100%) of the membership interests of Estech Holdings, Inc., a Texas corporation (“Seller”), pursuant to which the Company agreed to purchase from Seller one hundred percent (100%) of the issued and outstanding membership interests (the “Purchased Interests”) of Estech Systems, LLC, a Delaware limited liability company, and its operating subsidiary, ESI Hosted Services, LLC (collectively, “ESI”), in exchange for (i) a cash payment at closing in the amount of $27.3 million, and (ii) 1,159,638 shares of the Company’s common stock, par value $0.001 per share. The Company Shares shall be issued pursuant to a valid exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The shares have not been registered under the Securities Act and may not be offered or sold absent registration or an applicable exemption. Pursuant to the lock-up agreement, after six months, 50% of the shares will be permitted to be sold, with an additional 50% permitted to be sold after twelve months. On March 1, 2026, the Company closed the transaction, and the Company issued the seller cash consideration of $27,300 and 1,159,638 shares of the Company’s common stock valued at $6.41 per share, for an aggregate purchase price of approximately $34.7 million.  Except as otherwise stated above, all other information in the original Form 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited financial statements of ESI for the year ended December 31, 2025 are filed herewith as Exhibit 99.1 to this Amendment and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information identified below giving effect to the Acquisition is attached as Exhibit 99.2 to this Amendment and incorporated herein by reference:

•	Pro forma balance sheet as of December 31, 2025
•	Pro forma statement of operation for the fiscal year ended December 31, 2025

(c) Exhibits

  EXHIBIT INDEX

Exhibit		Incorporated By Reference			Filed
No.	Exhibit Description	Form	Date	Number	Herewith

23.1	Consent of Urish Popeck & Co., LLC, independent registered public accounting firm of Estech Systems, Inc.				X
23.2	Consent of Urish Popeck & Co., LLC, independent registered public accounting firm of Crexendo, Inc. and Subsidiaries.				X
99.1	Audited consolidated financial statements of Estech Systems, Inc. for the year ended December 31, 2025.				X
99.2	Unaudited pro forma financial information of Crexendo, Inc. for the fiscal year ended December 31, 2025.				X
99.3	Audited consolidated financial statement for Crexendo, Inc and Subsidiaries for the year ended December 31, 2025.	10-K	3/3/26	N/A
101.INS	XBRL INSTANCE DOCUMENT
101.SCH	XBRL TAXONOMY EXTENSION SCHEMA DOCUMENT
101.CAL	XBRL TAXONOMY EXTENSION CALCULATION LINKBASE DOCUMENT
101.DEF	XBRL TAXONOMY EXTENSION DEFINITION LINKBASE DOCUMENT
101.LAB	XBRL TAXONOMY EXTENSION LABEL LINKBASE DOCUMENT
101.PRE	XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE DOCUMENT

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*              In accordance with Rule 406T of Regulation S-T, these XBRL (eXtensible Business Reporting Language) documents are furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933 or Section 18 of the Securities Exchange Act of 1934 and otherwise are not subject to liability under these sections.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Crexendo, Inc.

Dated: May 4, 2026	By:	/S/ RONALD VINCENT
Ronald Vincent Chief Financial Officer

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